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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 March 20, 2000

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                                 MIGRATEC, INC.
               (Exact name of registrant as specified in charter)


          FLORIDA                  33-28809-A                    65-0125664
(State or Other Jurisdiction       (Commission                 (IRS Employer
       of Incorporation)           File Number)              Identification No.)


                             12801 STEMMONS FREEWAY
                                    SUITE 710
                                DALLAS, TX 75234
               (Address of Principal Executive Offices)(Zip Code)


                                 (972) 969-0300
                             (Registrant's telephone
                          number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)(1) Previous independent accountants

            (i) On March 20, 2000, the Registrant dismissed King Griffin & Adamson P.C. as its independent accountants.

            (ii) The reports of King Griffin & Adamson P.C. on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for explanatory paragraphs with respect to a going concern uncertainty.

            (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

            (iv) In connection with its audits for the Registrant's two most recent fiscal years and through March 20, 2000, there have been no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of King Griffin & Adamson P.C. would have caused King Griffin & Adamson P.C. to make reference thereto in their reports on the Registrant's financial statements for such years and/or interim periods.

            (v) The Registrant has requested that King Griffin & Adamson P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of such letter, dated March 20, 2000, is filed as Exhibit 16.1 herewith.

     (a)(2) New independent accountants

            (i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of March 20, 2000. During the Registrant's two most recent fiscal years and through March 20, 2000, no consultations have occurred between the Registrant and Ernst & Young LLP which concerned the subject matter of a disagreement with King Griffin & Adamson P.C. As of March 20, 2000, Ernst & Young LLP has not rendered any oral advice or written report to the Registrant on the application of accounting principals to a specific transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.


         (16) Letter Regarding Change in Certifying Accountant

              16.1     Letter from King Griffin & Adamson P.C.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MIGRATEC, INC.



DATE: March 20, 2000                      BY: /s/ W. Curtis Overstreet
                                              ----------------------------------
                                              W. Curtis Overstreet
                                              President


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                               INDEX TO EXHIBITS


EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
16.1                 Letter from King Griffin & Adamson P.C.